UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2009

TUTOR PERINI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

                       1-6314                                                                                                  04-1717070

     (Commission File Number)                                                                             (IRS Employer Identification No.)

     15901 Olden Street, Sylmar, California                                                               91342-1093

     (Address of Principal Executive Offices)                                                                       (Zip Code)

(818) 362-8391

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 18, 2009, the board of directors of Tutor Perini Corporation (the “Company”) adopted the Second Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately upon adoption, to supersede and replace the existing by-laws of the Company. The primary purpose of this amendment was to amend certain sections of the By-Laws to allow the Company to issue uncertificated shares. In addition, the Company made a number of other changes, none of which are intended to alter materially the rights of the shareholders including:

•	The title of the By-Laws was amended to reflect the Company’s name change from Perini Corporation to Tutor Perini Corporation;

•	[The position of lead outside director, which was previously part of the Company’s corporate governance principles, was memorialized in the By-Laws];

•	The position of chairman of the board was delinked from the office of chief executive officer such that the positions may be held by two persons or by a single individual; and

•	Changes were made to reflect changes to Massachusetts law since the adoption of the Company’s existing by-laws, including providing for shareholder and director inspection of Company records.

The preceding summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01     Other Items

On November 23, 2009, the Company issued a press release announcing that its board of directors has authorized an extension of its share repurchase program through March 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit 3.1       Second Amended and Restated By-Laws of the Company

Exhibit 99.1     Press Release dated November 23, 2009.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 23, 2009.

                                   TUTOR PERINI CORPORATION

                                   /s/Kenneth R. Burk

                                   By:     Kenneth R. Burk
                                   Its:      Executive Vice President and
                                              Chief Financial Officer